SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 14, 2014
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Brignais, France and Woodbury, NY – October 14, 2014. On Epic Aircraft’s new E1000 aircraft, you can press a button, or touch your phone or tablet, and control the tint of your aircraft windows without using conventional shades or blinds. The Epic E1000 is anticipated to be the fastest, highest performing, most comfortable six-person single-engine turboprop in the world. Epic Aircraft will unveil a mockup of this soon-to-be-certified aircraft at next week’s NBAA trade show, and it features Vision Systems Nuance solution of SPD-Smart electronically dimmable window (EDW).

Vision Systems' Nuance windows for the E1000 mockup have been produced at Vision Systems' American production unit, the only industrial plant in America fully equipped to produce complete systems of EDW (electronics and lamination) in series.

Vision Systems’ SPD-Smart dimmable windows offer instant and precise light and glare control at all levels, which provides a solar protection solution that enhances flying comfort and supports fuel efficiency. These EDWs offer complete control of daylight and heat entering the cabin, instantly transform the look of the interior at the touch of a button, and synergistically complement other cabin systems for an unequalled passenger experience. They are impact-resistant, have no moving parts, are completely silent, and can be controlled by passengers or cabin-wide by the crew.

Joseph M. Harary, President and CEO of Research Frontiers, noted: “The use of SPD-Smart EDWs on the Epic E1000 mockup is the latest in a recent string of successes for Vision Systems, and is another indicator of the aerospace industry’s keen interest in using our film-based SPD-Smart light-control technology. Vision Systems SPD-Smart windows have been selected as standard equipment on Honda Aircraft’s HondaJet, their SPD-Smart skylights were chosen as standard equipment on Dassault’s Falcon 5X, and selected by Eurocopter for their EC175 VIP helicopter mockup. Now the trend continues with Epic’s E1000 mockup which features Vision Systems’ Nuance solution of SPD-Smart aircraft windows.”

The NBAA trade show, the world’s largest business aviation event, is being held October 21-23 in Orlando, Florida, and the Epic 1000 mockup will be at Epic Aircraft’s booth #4677. Visitors can see the entire line of Vision Systems’ Nuance and Noctis solutions of SPD-Smart aircraft window products at the Vision Systems booth #1551 at the NBAA.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1        Research Frontiers Press Release dated October 14, 2014.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: October 15, 2014